UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

December 11, 2020

Date of Report

(Date of earliest event reported)

BOQI International Medical Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50155	02-0563302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 3601, Building A, Harbour View Place, No. 2 Wuwu Road, Zhongshan District, Dalian, Liaoning Province, P. R. China, 116000
(Address of principal executive offices and zip code)
(8604) 1182209211
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	BIMI	The NASDAQ Capital Market

Item 1.01 Entry into a Material Definitive Agreement.

On December 11, 2020, the Registrant and its subsidiaries LASTING WISDOM HOLDINGS LIMITED (“Lasting”), PUKUNG LIMITED, BEIJING XIN RONG XIN INDUSTRIAL DEVELOPMENT CO., LTD. (“Xin Rong Xin”) and BOQI ZHENGJI PHARMACY CHAIN CO., LTD. (the “Pharmacy”) entered into a Termination and Release Agreement (the “Release Agreement”) with five individuals (the “Pharmacy Sellers”), all citizens of the People’s Republic of China (the “PRC”), who previously sold 100% of the equity interests in Lasting, which indirectly owned 100% of the equity interests in the Pharmacy, to the Registrant in October 2019. The parties to the Release Agreement confirmed that the Pharmacy’s performance targets as stipulated in the Stock Purchase Agreement dated April 11, 2019 (as amended on February 6, 2020, the “Pharmacy Purchase Agreement”) will not be met and therefore the Pharmacy Sellers will not be eligible to receive the Cash Consideration, or any other payment under the Pharmacy Purchase Agreement. The Pharmacy Sellers also unconditionally released and discharged the Registrant and all its related parties from any and all claims, debts, obligations and liabilities arising from or in connection with the Registrant’s purchase of Lasting.

On December 11, 2020, the Registrant’s wholly-owned subsidiary, Xin Rong Xin, entered into a Stock Purchase Agreement (the “Pharmacy Sale Agreement”) with Ming Zhang, a citizen of the PRC (the “Buyer”), pursuant to which Xin Rong Xin will sell all the issued and outstanding shares of the capital stock of the Pharmacy to the Buyer (the “Pharmacy Sale”) in consideration of US$ 1,700,000, to be paid in cash at the closing. The closing is expected to be in or about December 2020.

The closing of the Pharmacy Sale Agreement is subject to the satisfaction of certain conditions, including that the representations and warranties of the parties contained in the Pharmacy Sale Agreement are true and correct in all material respects on the closing date, that applicable consents and approvals required to be obtained by the parties have been obtained and not withdrawn.

Xin Rong Xin has also agreed to indemnify the Buyer with respect to losses the Buyer suffers related to or resulting from any breach of Xin Rong Xin’s representations, warranties, covenants and agreements.

The foregoing description of the Release Agreement and the Pharmacy Sale Agreement does not purport to be complete and is qualified in its entirety by reference to the Release Agreement and the Pharmacy Sale Agreement which are filed as Exhibits hereto and are incorporated herein by reference.

ITEM 8.01 OTHER INFORMATION

On December 14, 2020, the Registrant issued a press release announcing the entry into of the Release Agreement and the Pharmacy Sale Agreement.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information under this Item 8.01, including Exhibit 99.1, is deemed “furnished” and not “filed” under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The information in this Current Report on Form 8-K, including Exhibit 99.1 may contain forward-looking statements based on management’s current expectations and projections, which are intended to qualify for the safe harbor of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The statements contained herein that are not historical facts are considered “forward-looking statements.” Such forward-looking statements may be identified by, among other things, the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” or “anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. In particular, statements regarding the efficacy of investment in research and development are examples of such forward-looking statements. The forward-looking statements include risks and uncertainties, including, but not limited to, the effect of political, economic, and market conditions and geopolitical events; legislative and regulatory changes that affect our business; the availability of funds and working capital; the actions and initiatives of current and potential competitors; investor sentiment; and our reputation. The Registrant not undertake any responsibility to publicly release any revisions to these forward-looking statements to take into account events or circumstances that occur after the date of this report. Additionally, the Registrant does not undertake any responsibility to update you on the occurrence of any unanticipated events, which may cause actual results to differ from those expressed or implied by any forward-looking statements. The factors discussed herein are expressed from time to time in the Registrant’s filings with the Securities and Exchange Commission available at http://www.sec.gov.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit	Description

4.1	Termination and Release Agreement dated December 11, 2020
4.2	Stock Purchase Agreement dated December 11, 2020
99.1	Press Release dated December 14, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 14, 2020	BOQI International Medical Inc.
(Registrant)

	By:	/s/ Tiewei Song
Tiewei Song
Chief Executive Officer

3